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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 4, 2002



                             MCM CAPITAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                        000-26489               48-1090909
(State or other jurisdiction of    (Commission File Number)   (I.R.S Employer
incorporation or organization)                              (Identification No.)



                                5775 ROSCOE COURT
                           SAN DIEGO, CALIFORNIA 92123
               (Address of Principal Executive Offices) (Zip Code)



                                 (877) 445-4581
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

(a)      Change of the Company's Name.
         -----------------------------

         On April 2, 2002, MCM Capital Group, Inc. (the "Company") filed a Certificate of Amendment to its Certificate of Incorporation changing the name of the Company to Encore Capital Group, Inc. The name change was approved by the Company's stockholders at the Annual Meeting of Stockholders held on January 24, 2002. A copy of the Certificate of Amendment is being filed as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits:

         3.1 Certificate of Amendment to the Certificate of Incorporation of MCM Capital Group, Inc.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 MCM CAPITAL GROUP, INC.


Date:    April 4, 2002                           By /s/ Carl C. Gregory, III
                                                    ----------------------------
                                                    Carl C. Gregory, III
                                                    President and
                                                    Chief Executive Officer




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                                  EXHIBIT INDEX


      EXHIBIT NUMBER                  DESCRIPTION

         3.1 Certificate of Amendment to the Certificate of Incorporation of MCM Capital Group, Inc.





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